                                                                   EXHIBIT 10(p)
                       INCENTIVE STOCK OPTION AGREEMENT

                                 * * * * * * *


    This AGREEMENT, entered into as of this 15th day of August, 1999, (hereinafter called the "Option Date") between KOLLMORGEN CORPORATION, a corporation organized under the laws of the State of New York (hereinafter called the "Corporation"), and Willy Verbrugghe of
             , an employee of the Corporation or of a subsidiary or affiliate of the Corporation (hereinafter called the "Optionee").

                               WITNESSETH THAT:
                               ---------------

    WHEREAS, the Corporation by due corporate action and with the written consent of the holders of at least a majority of the stock of the Corporation entitled to vote adopted the 1991 Long Term Incentive Plan (such Plan, as amended, hereinafter called the "Plan"); and

    WHEREAS, the Plan is administered by the Personnel and Compensation Committee of the Corporation's Board of Directors (hereinafter called the "Committee"), which is composed of individuals who are not employees of the Corporation or otherwise eligible to receive stock options; and

    WHEREAS, the Committee has determined on the date hereof that it would be in the best interests of the Corporation to grant to the Optionee the option contained in this Agreement because of the incentives it will generate in the Optionee to promote the long range interests of the Corporation; and

    WHEREAS, the Optionee wishes to accept such option, upon the terms and conditions hereinafter provided; and

    WHEREAS, the Committee has determined that the option price hereinafter provided for is not less than 100% of the fair market value of the Common Stock of the Corporation on the date hereof;

    NOW, THEREFORE, in consideration of the premises it is agreed as follows:

    1.  Option Grant.  Subject to the terms and conditions hereof and to the
        ------------
terms and conditions of the Plan, which are hereby incorporated herein by reference, the Corporation hereby grants to the Optionee, and the Optionee hereby accepts, an incentive stock option (hereinafter called the "Option") within the meaning of Section 422(A)(b) of the Internal Revenue Code of 1986, as amended, to purchase 70,000 shares of Common Stock, $2.50 par value, of the Corporation (hereinafter called the "Optioned Shares") at a price of $11.25 per share (hereinafter called the "Option Price").

    2.  Period of Option, and Conditions of its Exercise.
        ------------------------------------------------
    (a) Unless the Option be terminated earlier as provided in this Option Agreement, the term of the Option and of this Option Agreement shall commence as of the date hereof and terminate at the close of business on the day immediately preceding the tenth anniversary of such date. Upon any termination of the Option, all rights of the Optionee hereunder shall cease. Except as expressly provided in paragraph 3, this Option may be exercised as follows:

         i) up to 10% of the Optioned Shares on or after twelve (12) months following the Option Date;

         ii) up to an additional 10% of the Optioned Shares on or after eighteen (18) months following the Option Date;

        iii) up to an additional 20% of the Optioned Shares on or after twenty-four (24) months following the Option Date; and,

         iv) up to an additional 20% of the Optioned Shares on or after the third, fourth and fifth anniversary of the Option Date;

provided, however, that the Committee may accelerate the date upon which the option may be first exercisable if in its opinion such acceleration is advisable in order to effectuate the purposes for which the Option was granted. Events which the Committee may consider in arriving at such an opinion shall include, by way of example and not limitation, any merger or consolidation of the Corporation or any transfer by the Corporation of substantially all of its assets or any change or proposed change in the control of the Corporation. Notwithstanding the foregoing, upon a determination by the Committee that there has been a sale of substantially all of the Corporation's assets or a dissolution or liquidation of the Corporation, or a "Change in Control" of the Corporation (as defined below) this Option shall immediately become exercisable in full. For this purpose a "Change in Control" shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation; (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement) individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof;
(iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Corporation (a"Transaction"), in each case, with respect to which the shareholders of the Corporation immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent of the combined voting power of the Corporation or other corporation resulting from such Transaction; or (iv) there is a "change in control" of the Corporation within the meaning of Section 280G of the Internal Revenue Code and the Regulations

    (b) Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or any subsidiary or affiliate thereof or interfere in any way with the right of the Corporation or any subsidiary or affiliate thereof to terminate the employment of the Optionee at any time.

    3.  Death or Termination of Employment of Optionee.
        ----------------------------------------------
    (a) If the employment of the Optionee by the Corporation or a subsidiary or affiliate thereof shall terminate by reason of his death, the Option may be exercised prior to the earlier of (i) the expiration date of the Option or (ii) the expiration of one year after the date of the Optionee's death (or such longer period, not exceeding one additional year, as the Committee may approve), by the person or persons (hereinafter called the "Beneficiary") to whom the Optionee's rights under the Option pass by will or the laws of descent or distribution (including his estate during the period of administration), provided, however, that the Beneficiary shall be entitled to exercise the Option only to the same extent exercisable by the Optionee on the date of his death.

    (b) If, prior to the first anniversary of the Option Date, the Optionee's employment with the Corporation or any subsidiary or affiliate thereof shall be terminated for any reason, this Option Agreement, the Option and all rights to purchase Optioned Shares pursuant hereto shall forthwith terminate and become null and void.

    (c) If, on or after the first anniversary of the Option Date, the full-time employment of the Optionee by the Corporation or any subsidiary or affiliate thereof shall terminate for any reason other than (i) the death of the Optionee or (ii) circumstances which, in the sole and absolute opinion of the Committee, constitute cause for discharge of the Optionee, the Option may be exercised by the Optionee at any time prior to the earlier of (i) the expiration date of the Option or (ii) the expiration of three months after the date of such termination of employment, to the extent the Option was exercisable by the Optionee on the date of such termination of employment.

    (d) If the employment of the Optionee by the Corporation or any subsidiary or affiliate thereof shall terminate under circumstances which, in the sole and absolute opinion of the Committee, constitute cause for discharge, this Option Agreement, the Option, and all rights to purchase shares pursuant hereto, shall forthwith terminate and become null and void.

    (e) If the Optionee is employed by a subsidiary or affiliate of the Corporation which ceases to be such a subsidiary or affiliate, the Optionee's employment shall be deemed to terminate upon the date of such cessation, unless he forthwith becomes or remains an employee of the Corporation or of another subsidiary or affiliate thereof.

    (f) To the extent that the Option is not exercised within the applicable periods in the cases set forth in subparagraphs (a), (b) and (c) of this paragraph 3, this Option Agreement, the Option, and all rights to purchase shares pursuant thereto, shall forthwith terminate and become null and void.

    (g) Whether employment has been terminated for the purposes of this Agreement shall be determined by the Committee, whose determination shall be final, binding and conclusive.

    (h) Anything in the Plan or herein contained notwithstanding, to the extent that (i) any formal written employment or termination agreement between the Corporation and the Optionee which is formally executed by both the Corporation and the Optionee contains terms governing the Options hereunder specifically or options in general in the event of a termination of the Optionee's employment and (ii) the terms of such employment or termination agreement applicable to such options in the event of a termination of the Optionee's employment are more favorable to the Optionee than the terms of this Agreement, then such terms of such employment or termination agreement shall control the terms of this Agreement.

    4.  Non-Transferability.  During the Optionee's lifetime the Option shall be
        -------------------
exercisable only by him and neither the Option nor any other right granted to the Optionee hereunder shall be transferable by the Optionee other than by will, the laws of descent and distribution, or a Qualified Domestic Relations Order under ERISA and the Code. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate this Option Agreement by notice to the Optionee and it shall thereupon become null and void.

    5.  Manner of Exercising Option.  The Option shall be exercised in the
        ---------------------------
following manner: the Optionee (or the Beneficiary) shall give to the Corporation notice in writing, substantially in the form set forth in Exhibit A hereto, of his intention to purchase, specifying the number of Optioned Shares as to which he desires to exercise the Option, the number and denomination of the stock certificates that he desires, and the date on which he desires to complete his purchase (the "Completion Date"), which shall not be less than five business days thereafter. The Optionee (or the Beneficiary) shall pay the Corporation on the Completion Date either (i) in cash by Federal Reserve Wire Transfer or by check, or (ii) through the delivery of shares of the Corporation's Common Stock having a fair market value on the date of exercise equal to the full purchase price of the shares purchased, or (iii) by a combination of (i) and (ii) above, against delivery of one or more certificates therefor.

    6.  Issuance and Delivery of Shares.  Against payment for the shares
        -------------------------------
purchased, the Corporation will issue and deliver to the Optionee (or the Beneficiary) on the Completion Date, one or more certificates for the shares purchased. If and so long as any Common Stock of the Corporation is listed on any securities exchange, any other provisions of this Option Agreement notwithstanding, the Corporation shall not be required to make delivery to the Optionee (or the Beneficiary) of certificates for shares so purchased until such shares have been listed (or authorized for listing upon official notice of issuance) on the securities exchange on which outstanding shares of Common Stock of the Corporation are then listed nor (whether listed or not) until there has been compliance with such laws and regulations as the Corporation may deem applicable, including, without limitation, the Securities Act of 1933, the 1934 Act and the rules and regulations issued thereunder.

    7.  Rights as Shareholder.  The Optionee or a transferee of the Option shall
        ---------------------
have no rights as a shareholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and, subject to paragraph 8 hereof, no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

    8.  Recapitalizations, Reorganizations, etc.
        ----------------------------------------
    (a) The existence of the Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the stock or the rights thereof or convertible into or exchangeable for stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b) The shares with respect to which the Option is granted are shares of stock of the Corporation as presently constituted, but if, and whenever, prior to the delivery by the Corporation of all of the shares of the stock with respect to which the Option is granted, the Corporation shall effect a subdivision or consolidation of shares, or other capital adjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

    (c) Upon a merger or consolidation of the Corporation with any other entity, pursuant to which the Corporation is not the surviving corporation or pursuant to which the Corporation is the surviving corporation and holders of Common Stock of the Corporation receive any consideration in exchange for their shares of Common Stock of the Corporation, the Option shall be terminated (whether or not vested) and the Optionee shall receive (i) the consideration to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the Optionee had been the holder of record of a number of shares of stock of the Corporation equal to the number of Optioned Shares to which the Option relates, minus (ii) the Option Price. The Committee shall have the authority to resolve any questions regarding the application of the foregoing sentence and its determination shall be final, binding and conclusive.

    In the event of a liquidation or dissolution of the Corporation pursuant to which the Committee has not, under Section 2 of the Option Agreement, caused the Option to vest at least 20 days prior to such liquidation or dissolution, the Option shall be terminated (whether or not vested) and the Optionee shall receive (i) the consideration to which the Optionee would have been entitled, if immediately prior to the liquidation or dissolution the Optionee had been the holder of record of a number of shares of stock of the Corporation equal to the number of Optioned Shares to which the Option relates, minus (ii) the Option Price. The Committee shall have the authority to resolve any questions regarding the application of the foregoing sentence and its determination shall be final, binding and conclusive.

    (d) Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to the Option.

    9.  Change in Option Terms.  The Committee may, with the consent of the
        ----------------------
Optionee (or the Beneficiary), modify or change the terms of this Option Agreement, including the Option Price, in a manner which does not conflict with the provisions of the Plan; provided that the Option Price as so changed or modified shall not be less than 100% of the fair market value of the Common Stock of the Corporation on the date of such modification or change.

    10.  Definition of "Year", "Subsidiary" and "Affiliate".  For all purposes
         --------------------------------------------------
of this Option Agreement:

    (a) A "year" shall be a period of 365 consecutive days (or 366 consecutive days if a 29th of February shall fall during such period). The first day of any period shall commence at 12:01 o'clock A.M., Eastern Standard Time, on such day, and the last day of such period shall terminate at 12:00 o'clock midnight. If the last day of any period shall fall on a Saturday, Sunday or legal holiday in the State of New York, such period shall be deemed to end on the next business day thereafter.

    (b) A "subsidiary" shall be a corporation as defined in Section 424(f) of the Internal Revenue Code.

    (c) An "affiliate" shall be a joint venture, partnership or other entity (other than a corporation), 50 percent or more of which is owned directly or indirectly by the Corporation.

    11.  Notices.  Any notice given under this Option Agreement shall be in
         -------
writing and shall be deemed given when delivered personally, or when sent by certified mail, postage prepaid, in the case of the Optionee to his address hereinabove set forth or such other address as he may designate by notice given to the Corporation, and in the case of the Corporation, to its Corporate Office at 1601 Trapelo Road, Waltham, MA 02154, Attention: Secretary, or such other address as may then be applicable by notice given to the Optionee.

    12.  Failure to Enforce not a Waiver.  The failure of the Corporation to
         -------------------------------
enforce at any time any provision of this Option Agreement or the Plan shall in no way be construed to be a waiver of such provision as to any future event or of any other provision hereof or of the Plan.

    13.  Governing Law.  This Option Agreement and its interpretation and
         -------------
performance shall be controlled solely by the laws of the State of New York.

    14.  Date of Granting of the Option.  The date of this Option Agreement
         ------------------------------
shall be deemed for all purposes the date of the granting of the Option, unless and except where the grant is conditioned upon any event, in which case the date of satisfaction on which such event occurs shall be deemed the date of the granting of the Option.

    15.  Power of the Committee.  The Committee shall have all the powers
         ----------------------
delegated to it by the provisions of the Plan including, without limitation, the power to construe this Option Agreement and the Plan, and the power to determine whether a termination of the Optionee's employment was for reasons constituting cause for discharge, and any determinations of the Committee shall be conclusive.

    16.  Provisions of the Plan.  The Option provided for herein is granted
         ----------------------
pursuant to the Plan, and the Option and this Option Agreement are in all respects governed by, and subject to all of the terms and provisions of, the Plan. Any term used herein shall, unless the context plainly requires otherwise, have the meaning assigned to it in the Plan. The Corporation agrees to maintain a copy of the Plan during the term of this Option Agreement at its principal office for inspection by the Optionee at any time during normal business hours.

    IN WITNESS WHEREOF, the Corporation has caused this Option to be signed by its corporate officer thereunto duly authorized, and the Optionee has signed this Option Agreement, all as of the date first above written.

                                  KOLLMORGEN CORPORATION


                                  By -------------------------
                                         Vice President


                                     -------------------------
                                         Optionee


                                   S.S. #
                                         ---------------------

                                          EXHIBIT A
                                          ---------


                               [Sample form of letter to be sent by Optionee
(or Beneficiary)]



                                          [ Date ]



Kollmorgen Corporation
Attention:  Secretary
1601 Trapelo Road
Waltham, MA  02154

             Re:  Exercise of Stock Option

Dear Sirs:

    Pursuant to the terms of the Option Agreement between us dated
                , 19   , in which you have granted me an option to purchase a
----------------    ---
certain number of shares of your Common Stock, of the par value of $2.50 per share, on certain terms and conditions, I hereby give notice that I elect to
exercise such option to the extent of               shares and that I desire to
                                      -------------
complete this purchase on                   , 19   .  On that date I shall pay
                          ------------------    ---
you the sum of                                               Dollars
               ---------------------------------------------
($           ) in full payment for such shares.  In addition, on that date I
  -----------
shall pay you all applicable federal, state and local taxes, if any, required under withholding tax rules and regulations. I request that such shares be
evidenced by            stock certificate(s) in the following denomination(s):
             ----------
                                    .
------------------------------------

                                  Very truly yours,



                                  [name and address]

                                  S.S.#



NOTE: The above form should be appropriately modified in the case of use by a person to whom the rights of a deceased Optionee have passed by will or the laws of descent and distribution.